                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    September 30, 1997
                                                     -----------------------



                          PREMIER LASER SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        California                      0-25242                 33-0472684
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)



                    3 Morgan, Irvine, California           92718
              ----------------------------------------   ----------
              (Address of principal executive offices)   (Zip Code)



     Registrant's telephone number, including area code      (714) 859-0656
                                                        -----------------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On September 30, 1997, Premier Laser Systems, Inc. (the "Company") acquired EyeSys Technologies, Inc. ("EyeSys") through the merger of Premier Acquisition of Delaware, Inc. ("PAI"), a wholly owned subsidiary of the Company, into EyeSys (the "Merger"). Upon the effective date of the Merger, EyeSys became a wholly owned subsidiary of the Company. The Merger was effected pursuant to an Agreement and Plan of Merger dated April 24, 1997 by and among the Company, PAI and EyeSys, as amended.

     The consideration paid in the merger consisted of approximately 1,236,668 shares of the Company's Class A Common Stock which was distributed among:
(i) holders of stock and notes of EyeSys, (ii) certain creditors and claimants of EyeSys and (iii) employees of EyeSys entitled to bonuses for continued employment following the Merger. Options to purchase Class A Common were also issued in exchange for outstanding options and warrants to purchase EyeSys common stock.

     EyeSys designs, develops and markets a line of noninvasive corneal topography systems for use by ophthalmologists and optometrists in surgical planning and evaluation, diagnosis of corneal pathologies and contact lens fitting. Premier will continue the operation of EyeSys' business following the Merger; however, EyeSys' manufacturing and operational facilities and personnel will be relocated to Premier's headquarters in Irvine, California.

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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    A.   Financial Statements of EyeSys.  Financial Statements of EyeSys
         ------------------------------
         prepared in accordance with Regulation S-X and required to be filed pursuant to this item are not available at this time. Such financial statements will be filed by the Company as soon as practicable by an amended Current Report on Form 8-K/A which will be filed within sixty
         (60) days after the date this Current Report on Form 8-K was required to be filed.

    B.   Pro Forma Financial Information.  The pro forma combined financial
         -------------------------------
         financial statements of the Company required to be filed pursuant to this item are not available at this time. Such pro forma financial information will be filed by the Company as soon as practicable by an amended Current Report on Form 8-K/A which will be filed within sixty
         (60) days after the date this Current Report on Form 8-K was required to be filed.

    C.   Exhibits
         --------

    Exhibit
    Number                          Description
    ------                          -----------

    2.1 Agreement and Plan of Merger dated as of April 24, 1997 among Premier Laser Systems, Inc., EyeSys Technologies, Inc. and Premier Acquisition of Delaware, Inc. (incorporated herein by this reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, Registration No. 333-29573).

    2.2 First Amendment to Agreement and Plan of Merger dated as of August 6, 1997 among Premier Laser Systems, Inc., EyeSys Technologies, Inc. and Premier Acquisition of Delaware, Inc. (filed herewith).

    2.3 Second Amendment to Agreement and Plan of Merger dated as of September 16, 1997 among Premier Laser Systems, Inc., EyeSys Technologies, Inc. and Premier Acquisition of Delaware, Inc. (filed herewith).

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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                                 PREMIER LASER SYSTEMS, INC.


October 14, 1997                 /s/ Michael L. Hiebert
                                 -------------------------------------------
                                 Michael L. Hiebert, Chief Financial Officer

                               INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT                          DESCRIPTION                            PAGE
-------                          -----------                        ------------
2.1         Agreement and Plan of Merger dated as of April 24, 1997
            among Premier Laser Systems, Inc., EyeSys Technologies,
            Inc. and Premier Acquisition of Delaware, Inc.
            (incorporated herein by this reference to Exhibit 2.1
            to the Registrant's Registration Statement on form S-4,
            Registration No. 333-29573).

2.2 First Amendment to Agreement and Plan of Merger dated as of August 6, 1997 among Premier Laser Systems, Inc.,
            EyeSys Technologies, Inc. and Premier Acquisition of
            Delaware, Inc. (filed herewith).

2.3 Second Amendment to Agreement and Plan of Merger dated as of September 16, 1997 among Premier Laser Systems,
            Inc., EyeSys Technologies, Inc. and Premier Acquisition of Delaware, Inc. (filed herewith).

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